Moody National REIT I 10-K

Exhibit 21.1

Subsidiaries

Moody National Operating Partnership I, L.P. (Delaware)

Moody National Perimeter REIT JV Member, LLC (Delaware)

Moody National RI Perimeter JV, LLC (Delaware)

Moody National RI Perimeter Holding, LLC (Delaware)

Moody National RI Perimeter MT., Inc. (Delaware)

Moody National RI Perimeter Master Tenant, LLC (Delaware)

MNHP Note Holder, LLC (Delaware)

Moody National Wood-Hou Holding, LLC (Delaware)

Moody National Wood-Hou MT, Inc. (Delaware)

Moody National Wood-Hou MT, LLC (Delaware)

Moody National HP G-Town Holding, LLC (Delaware)

Moody National HP G-Town MT, Inc. (Delaware)

Moody National HP G-Town MT, LLC (Delaware)

Moody National HP N-Charles Holding, LLC (Delaware)

Moody National HP N-Charles MT, Inc. (Delaware)

Moody National HP N-Charles MT, LLC (Delaware)

Moody National Austin-GOVR Holding, LLC (Delaware)

MN Austin-GOVR MT, Inc. (Delaware)

Moody National Austin-GOVR MT, LLC (Delaware)

Moody National 2020-Grapevine Holding, LLC (Delaware)

MN 2020-Grapevine MT, Inc. (Delaware)
Moody National RI Grapevine MT, LLC (Delaware)

Moody National Cedar-Newark Holding, LLC (Delaware)

MN Cedar-Newark MT, Inc. (Delaware)

Moody National TPS Newark MT, LLC (Delaware)

MN Lyndhurst Venture, LLC (Delaware)

Moody National 1 Polito-Lyndhurst Holding, LLC (Delaware)

MN 1 Polito-Lyndhurst MT, Inc. (Delaware)

Moody National CY Lyndhurst MT, LLC (Delaware)
Moody National Research-Austin Holding, LLC (Delaware)

MN Research-Austin MT, Inc. (Delaware)

Moody National Research-Austin MT, LLC (Delaware)

Moody National Lancaster-Frazer Holding, LLC (Delaware)

MN Lancaster-Frazer MT, Inc. (Delaware)

Moody National Lancaster-Frazer MT, LLC (Delaware)

Moody National Broadway-Nashville Holding, LLC (Delaware)

MN Broadway-Nashville MT, Inc. (Delaware)

Moody National Broadway-National MT, LLC (Delaware)

Moody National Governors-Austin Holding, LLC (Delaware)

MN Governors-Austin MT, Inc. (Delaware)

Moody National Governors-Austin MT, LLC (Delaware)

MN Fort Worth Venture, LLC (Delaware)

Moody National International-Fort Worth Holding, LLC (Delaware)

MN International-Fort Worth MT, Inc. (Delaware)

Moody National International-Fort Worth MT, LLC (Delaware)

Moody National Katy EC-Houston Holding, LLC (Delaware)

MN Katy EC-Houston MT, Inc. (Delaware)

Moody National Katy EC-Houston MT, LLC (Delaware)